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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 13, 2002
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 7.    Financial Statements and Exhibits

(c)
Exhibits.

        These exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Sworn statement of Chief Executive Officer, dated August 13, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.
99.2	Sworn statement of Chief Financial Officer, dated August 13, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.
99.3	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure

        On August 13, 2002, Miles D. White, Chairman of the Board and Chief Executive Officer of Abbott Laboratories ("Abbott"), and Thomas C. Freyman, Abbott's Senior Vice President, Finance and Chief Financial Officer, each submitted to the Securities and Exchange Commission his sworn statement pursuant to Securities and Exchange Commission Order No. 4-460, and made certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABBOTT LABORATORIES
	By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Senior Vice President, Finance and Chief Financial Officer
Date: August 13, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Sworn statement of Chief Executive Officer, dated August 13, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.
99.2	Sworn statement of Chief Financial Officer, dated August 13, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.
99.3	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX